UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02898_

 Value Line U.S. Government Money Market Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/10 is included with this Form.

INVESTMENT ADVISER DISTRIBUTOR CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS
EULAV Asset Management
220 East 42nd Street
New York, NY 10017-5891

EULAV Securities LLC
220 East 42nd Street
New York, NY 10017-5891

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort

Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary
A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 0

Value Line U.S. Government Money Market Fund, Inc.

An investment in Value Line U.S. Government Money Market Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00078083

Value Line U.S. Government Money Market Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended December 31, 2010. I encourage you to carefully review this annual report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

For the twelve months ended December 31, 2010, the total return for the Value Line U.S. Government Money Market Fund was 0.01% as compared to the Lipper U.S. Government Money Market Fund Average of 0.02% for the same twelve-month period(1). The Federal Reserve Board has kept the Fed Funds rate between 0% and 0.25% throughout the year and in January 2011 confirmed a continuation of this policy for the foreseeable future(2). This has caused money market rates to remain at low levels. As a result, similar to many other money market funds, the Advisor has been waiving a portion of its management fees due to the low interest rate environment. As of December 31, 2010, the total net assets of the Fund were $102 million and the average days to maturity were 35 days.

The Securities and Exchange Commission in 2010 adopted amendments to Rule 2a-7 regarding money market fund reforms. They are designed to enhance these funds’ liquidity, credit quality, and overall transparency to the investor. Compliance with these new SEC regulations has resulted in a slightly shorter average maturity, along with an elimination of any holdings rated below the first tier rankings, i.e. below the top ratings of A1/P1 by Standard & Poor’s and Moody’s, respectively.

We continue to invest in the highest quality securities while looking for opportunities for yield enhancement. U.S. Government, U.S. Agency obligations and other securities fully backed by the federal government and issued under an economic stimulus program, comprise more than 90% of year-end holdings. The remaining assets are invested in first tier commercial paper securities. It is expected that modest additional purchases in this sector will enhance the Fund’s positions while maintaining its current strong credit quality/low risk profile.

All of us at the Advisor recognize it was a difficult year and appreciate your confidence in us. We are working to find select investments that meet your Fund’s objectives in this low interest rate environment and we continue to welcome the opportunity to serve your investment needs.

Sincerely,

/s/ Mitchell Appel

Mitchell Appel, President

/s/ Liane Rosenberg

Liane Rosenberg, Portfolio Manager

(1)
Lipper U.S. Government Money Market Fund Average invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days, and intend to keep a constant NAV. An investment cannot be made in a Lipper Average.

(2)	The interest rate charged by the banks with excess reserves at a Federal Reserve District Bank, to banks needing overnight loans to meet reserve requirements.

Value Line U.S. Government Money Market Fund, Inc.

Money Market Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are clearly strengthening as the new year unfolds. For example, the nation’s gross domestic product, which grew by a solid 3.2% in the final quarter of 2010, is likely to push forward by a little more than 3% in the current three months, and then sustain that moderate pace for the full year. Overall, we expect this stable, but not eyecatching, expansion to stay in place for the next several years, underpinned by additional gains in consumer and industrial activity and, later on, by belated recoveries in housing and employment. Here is a look at where we stand:

Economic Growth: We expect growth to total a bit more than at 3% in the first quarter of 2011. The economy should then remain on that plateau, on average, throughout the rest of 2011. For now, we expect lackluster job growth and listless housing to be countered by improving industrial demand and modest gains in retail sales. This combination probably will keep the U.S. economy moving moderately forward over the early years of this decade. Thereafter, gains in employment and housing should step in to sustain the expansion through the mid-decade, at least.

Inflation: Pricing pressures, which have been largely absent for the past several years, are beginning to heat up, on the strength of rising quotations for oil, gold, silver, a range of industrial commodities, and food. Importantly, wage inflation is low and does not figure to increase notably in the absence of a much lower jobless rate. On the other hand, the threat of deflation, or falling prices, appears to be lessening. Overall, we see a gradual uptick in pricing pressures for the next couple of years, but, at this point, do not envision a full-blown inflation surge evolving.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at current historically low levels until 2012. The central bank, which is worried about achieving durable economic growth, earlier put into place a stepped-up monetary stimulus program in which it is buying Treasury issues in an attempt to drive up fixed-income prices and drive down yields. The rationale here is to lower debt levels to a point where it becomes attractive for consumers to boost their borrowings--and thus increase their spending on houses and cars. It is a risky undertaking, especially in the wake of the recent step-up in inflation. And, thus far, the results have not been as good as advertised, as the aforementioned gains in business activity have sent long-term interest rates higher, to the chagrin of current bond holders, those seeking a mortgage, or those hoping to refinance an existing one.

Corporate Profits: Earnings rose strongly in 2010, boosted mostly by better cost management. However, such gains may lessen going forward, unless our economic growth assumptions prove conservative.

Value Line U.S. Government Money Market Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/10	Ending account value 12/31/10	Expenses paid during period 7/1/10 thru 12/31/10*
Actual	$1,000.00	$1,000.05	$1.23
Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	$1.25

*
Expenses are equal to the Fund’s annualized expense ratio of 0.24% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.28% gross of nonrecurring legal fee reimbursement.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments	December 31, 2010

Principal Amount		Yield†	Maturity Date	Value

	U.S. GOVERNMENT AGENCY AND
	GOVERNMENT SPONSORED OBLIGATIONS (69.3%)

$4,000,000	American Express Bank FSB, FDIC Guaranteed (1)	1.24%	12/09/11	$4,027,444
15,000,000	Federal Farm Credit Bank (1)	0.30	1/28/11	15,000,000
490,000	Federal Home Loan Bank Discount Notes	0.15	1/7/11	489,988
5,000,000	Federal Home Loan Bank Discount Notes	0.15	2/11/11	4,999,146
10,000,000	Federal Home Loan Bank Discount Notes	0.18	2/15/11	9,997,750
550,000	Federal Home Loan Bank Discount Notes	0.13	2/18/11	549,905
3,000,000	Federal Home Loan Bank Discount Notes	0.13	2/18/11	2,999,400
4,000,000	Federal Home Loan Bank Discount Notes	0.17	2/25/11	3,998,961
3,000,000	Freddie Mac Discount Notes	0.13	1/10/11	2,999,903
3,025,000	Freddie Mac Discount Notes	0.15	3/15/11	3,024,080
2,000,000	Freddie Mac Discount Notes	0.21	3/28/11	1,998,996
5,000,000	Freddie Mac Discount Notes	0.19	5/23/11	4,996,253
2,000,000	Federal National Mortgage Association Discount Notes	0.18	1/5/11	1,999,960
4,000,000	Federal National Mortgage Association Discount Notes	0.08	1/12/11	3,999,902
2,000,000	Federal National Mortgage Association Discount Notes	0.16	1/18/11	1,999,849
579,000	Federal National Mortgage Association Discount Notes	0.16	2/1/11	578,920
2,275,000	Federal National Mortgage Association Discount Notes	0.15	2/14/11	2,274,583
2,000,000	Federal National Mortgage Association Discount Notes	0.20	2/17/11	1,999,478
800,000	Federal National Mortgage Association Discount Notes	0.16	2/28/11	799,794
2,000,000	Federal National Mortgage Association Discount Notes	0.21	3/9/11	1,999,218
70,719,000	TOTAL U.S. GOVERNMENT AGENCY AND
	GOVERNMENT SPONSORED OBLIGATIONS
	(Amortized Cost $70,733,529)			70,733,530
	COMMERCIAL PAPER (9.8%)
1,000,000	Abbot Laboratories	0.17	2/1/11	999,854
1,000,000	Abbot Laboratories	0.20	3/8/11	999,633
2,000,000	Google, Inc.	0.18	1/10/11	1,999,910
1,000,000	Johnson & Johnson	0.22	4/6/11	999,419
2,000,000	J.P. Morgan & Chase	0.21	2/7/11	1,999,568
1,000,000	Nestle Capital Corp.	0.23	1/18/11	999,891
2,000,000	Proctor & Gamble Co. (The)	0.19	1/26/11	1,999,736
10,000,000	TOTAL COMMERCIAL PAPER
	(Amortized Cost $9,998,012)			9,998,011
	TOTAL INVESTMENT SECURITIES (79.1%)
	(Cost $80,731,541)			80,731,541

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments	December 31, 2010

Principal Amount		Value
	REPURCHASE AGREEMENTS (20.8%)
$21,200,000	With Morgan Stanley, 0.06%, dated 12/31/10, due 01/03/11,
	delivery value $21,200,106 (collateralized by $20,190,000
	U.S. Treasury Notes 3.1250% due 08/31/13, with a value
	of $21,632,965)	$21,200,000
21,200,000	TOTAL REPURCHASE AGREEMENTS
	(Amortized Cost $21,200,000)	21,200,000

	CASH AND OTHER ASSETS IN EXCESS OF
	LIABILITIES (0.1%)	$144,187

	NET ASSETS (100.0%)	$102,075,728

	NET ASSET VALUE OFFERING AND REDEMPTION PRICE,
	PER OUTSTANDING SHARE ($102,075,728 ÷ 102,103,192
	shares outstanding)	$1.00

†	The rate shown on discount securities represents the yield or rate at the end of the reporting period.
(1)	Rate at December 31, 2010. Floating rate changes monthly.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2010

Assets:
Investment securities, at value
(Cost - $80,731,541)	$80,731,541
Repurchase agreement
(Cost - $21,200,000)	21,200,000
Cash	195,945
Receivable for capital shares sold	66,061
Prepaid expenses	15,278
Interest receivable	3,715
Total Assets	102,212,540

Liabilities:
Payable for capital shares redeemed	107,619
Dividends payable to shareholders	437
Accrued expenses:
Advisory fee	10,318
Directors’ fees and expenses	125
Other	18,313
Total Liabilities	136,812
Net Assets	$102,075,728

Net assets consist of:
Capital stock, at $0.10 par value
(authorized 2 billion shares, outstanding
102,103,192 shares)	$10,210,319
Additional paid-in capital	91,852,427
Undistributed net investment income	9,068
Accumulated net realized
gain on investments	3,914
Net Assets	$102,075,728

Net Asset Value, Offering and
Redemption Price per
Outstanding Share	$1.00

Statement of Operations
for the Year Ended December 31, 2010

Investment Income:
Interest	$330,814
Expenses:
Advisory fee	488,661
Service and distribution plan fees	305,413
Transfer agent fees	102,860
Printing and postage	78,906
Auditing and legal fees	67,608
Registration and filing fees	35,178
Custodian fees	26,354
Insurance	15,608
Directors’ fees and expenses	10,086
Other	21,469

Total Expenses Before Custody Credits,
Fees Waived and Reimbursements	1,152,143
Less: Advisory Fees Waived	(471,615)
Less: Service and Distribution
Plan Fees Waived	(305,413)
Less: Reimbursement by the Adviser	(40,855)
Less: Legal Fee Reimbursement	(15,563)
Less: Custody Credits	(93)
Net Expenses	318,604
Net Investment Income	12,210
Net Realized Gain on Investments	3,914
Net Increase in Net Assets from
Operations	$16,124

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2010 and 2009

	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$12,210	$157,192
Net realized gain on investments	3,914	232
Net increase in net assets from operations	16,124	157,424

Distributions to Shareholders:
Net investment income	(12,210)	(157,134)

Capital Share Transactions:
Proceeds from sale of shares	316,109,257	403,502,793
Proceeds from reinvestment of dividends to shareholders	11,352	155,018
Cost of shares redeemed	(339,127,995)	(453,264,971)
Net decrease in net assets from capital share transactions	(23,007,386)	(49,607,160)
Total Decrease in Net Assets	(23,003,472)	(49,606,870)

Net Assets:
Beginning of year	125,079,200	174,686,070
End of year	$102,075,728	$125,079,200
Undistributed net investment income, at end of year	$9,068	$9,068

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies

The Value Line U.S. Government Money Market Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

The Fund follows the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

Value Line U.S. Government Money Market Fund, Inc.

December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency and Government Sponsored Obligations	$0	$70,733,530	$0	$70,733,530
Commercial Paper	0	9,998,011	0	9,998,011
Repurchase Agreements	0	21,200,000	0	21,200,000
Total Investments in Securities	$0	$101,931,541	$0	$101,931,541

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

For the year ended December 31, 2010, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2010, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(E) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Other: On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI. The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Fund accrued $15,563 in expense reimbursements from VLI. In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest in securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3.	Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Value Line U.S. Government Money Market Fund, Inc.

December 31, 2010

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares redeemed, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4.	Tax Information

At December 31, 2010, the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes was $101,931,541. At December 31, 2010, there was no unrealized appreciation or depreciation of investments.

The tax character of distributions paid during the years ended December 31, 2010, and December 31, 2009 were as follows.

	2010	2009
Ordinary income	$12,210	$157,134

At December 31, 2010, the Fund had undistributed ordinary income of $9,068 and undistributed capital gains of $3,914 for tax purposes.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $488,661 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2010. This was computed at an annual rate of 0.4% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries. Beginning April 8, 2009 the Adviser voluntarily agreed to waive a portion of its advisory fee. The fee waived amounted to $471,615 for the year ended December 31, 2010.

The Adviser is voluntarily reimbursing the Fund to maintain a yield of 0.01% to shareholders. The reimbursement amounted to $40,855 for the year ended December 31, 2010. There is no guarantee the Adviser will continue to support the Fund in the future.

The amount of the advisory fee waived is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amounts may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90% and provided the amount of recoupment shall not exceed 0.10% (annualized) of the Fund’s daily average net assets on any day.

As of December 31, 2010 the following amounts were still available for recoupment by EULAV Asset Management based upon their potential expiration dates:

2012	2013
$473,207	$471,615

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2010, fees amounting to $305,413, before fee waivers, were accrued under the Plan. Effective May 1, 2009 and 2010, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. For the year ended December 31, 2010, the fees waived amounted to $305,413. The Distributor has no right to recoup prior waivers.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

For the year ended December 31, 2010, the Fund’s expenses were reduced by $93 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser and affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the employees of the Adviser and Distributor are members of the Value Line Profit Sharing and Savings Plan which owned 4,715,704 shares of the Fund’s capital stock, representing 4.62% of the outstanding shares at December 31, 2010. In addition, officers and directors of the Fund as a group owned 13,454 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Money Market Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.0001	0.001	0.017	0.044	0.043
Dividends from net investment income	(0.0001)	(0.001)	(0.017)	(0.044)	(0.043)
Change in net asset value	—	—	—	—	—
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.01%	0.08%	1.69%	4.45%	4.37%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$102,076	$125,079	$174,686	$166,907	$196,261
Ratio of operating expenses to average net assets(1)	0.94%	0.95%	0.85%	0.83%	0.86%
Ratio of operating expenses to average net assets(2)	0.26%	0.44%	0.60%	0.58%	0.61%
Ratio of net investment income to average net assets	0.01%	0.08%	1.62%	4.37%	4.30%

(1)
Ratio reflects expenses grossed up for custody credit arrangement, waiver of service and distribution plan fees by the Distributor, waiver of a portion of the advisory fee by the Adviser, and reimbursement by Value Line of certain other expenses of the Fund (“Expenses”) including in connection with a settlement with the Securities and Exchange Commission. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses, would have been unchanged for the periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement, net of the waiver of the service and distribution plan fees by the Distributor, net of the waiver of a portion of the advisory fee by the Adviser, and net of the reimbursement of certain other expenses of the Fund by the Adviser and the reimbursement of Expenses by Value Line.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Value Line U.S. Government Money Market Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Money Market Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 25, 2011

Value Line U.S. Government Money Market Fund, Inc.

PROXY RESULTS
FOR
VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	61,875,312	8,359,433
Mr. Mitchell E. Appel	66,660,869	3,573,876
Daniel S. Vandivort	61,952,778	8,281,967

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:
VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
65,548,070	1,489,330	3,068,178	140,121

* Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line U.S. Government Money Market Fund, Inc.

2010 Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line U.S. Government Money Market Fund, Inc.1 (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).2 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail money market funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Prior to August 19, 2009, the Fund was named “The Value Line Cash Fund, Inc.”

2 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line U.S. Government Money Market Fund, Inc.

2010 Annual Report (unaudited)

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 17 other retail no-load money market funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load money market funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),3 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

3 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line U.S. Government Money Market Fund, Inc.

2010 Annual Report (unaudited)

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2009 was below the performance of both the Performance Universe average and the Lipper Index. The Board also noted that for various periods, the Fund was effectively managed as a U.S. Government securities money market fund while its Performance Universe includes prime money market funds that invest in other types of eligible money market instruments. The Lipper Index also is not limited to U.S. Government securities. The Board noted that the other types of eligible money market instruments generally have higher yields than U.S. Government securities but that they are also subject to greater risk of default than U.S. Government securities.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was below that of both the Expense Group average and the Expense Universe average.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets for the one year period ending April 30, 2011. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual Rule 12b-1 fee waiver through April 30, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. As a result of this Rule 12b-1 fee waiver, the Board noted that the Fund’s total expense ratio after giving effect to the waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          In its consideration of the Agreement, the Board noted that, given the historically low current interest rate environment, the Adviser has been voluntarily waiving a portion of its management fee and, from time to time, voluntarily reimbursing expenses paid by the Fund. The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

Value Line U.S. Government Money Market Fund, Inc.

2010 Annual Report (unaudited)

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure were not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

Value Line U.S. Government Money Market Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com

Value Line U.S. Government Money Market Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S.Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Vansivort is an independent director who has served as President,Chief Investment Officer to Weis,Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weis,Peck and Greer(1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)Audit Fees 2010 - $22,337

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2010 -$12,518

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approvedby the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2010 -$2,400

(h) Not applicable.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 28, 2011